                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 6, 2007
                          -----------------------------
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                          0-8765                    95-2645573
   --------                          ------                    ----------
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)            Identification Number)
Incorporation)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 --------------
                    (Former Name or Former Address if Changed
                               Since Last Report)

                                Page 1 of 2 pages

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Item 8.01 Other Events -

     On June 6, 2007, Biomerica received income of $697,034 on the sale of Hollister-Stier Laboratories securities it held for investment. The Hollister-Stier securities were held as an option to purchase shares in Hollister-Stier Laboratories, LLC and were carried on Biomerica's balance sheet at a zero value as Hollister-Stier is a private company. The acquisition of Hollister-Stier Laboratories by Jubilant Organosys Ltd. closed on June 1, 2007.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2007                           Biomerica, Inc.

                                               By: /s/ Zackary S. Irani
                                                   -------------------------
                                                   Zackary S. Irani
                                                   Chief Executive Officer